Exhibit 32.1

Certification of CEO Pursuant to

18 U.S.C Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Charles B. Lang, President (Principal Executive Officer) of Tri-State 1st Banc, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Annual Report of the Company on Form 10-KSB/A for the period ended December 31, 2006, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 26, 2007	/s/ Charles B. Lang
Charles B. Lang
President